Consent of Independent Report of Public Accountants

As independent public accountants, we hereby consent to the use of our reports (or incorporated by reference) in this Form 10-K/A, into the Company's previously filed Registration Statement File No. 333-44089.


                                   /s/ Arthur Andersen LLP

July 9, 1999
New York, New York